UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 10, 2008

GigOptix, Inc.

 (Exact name of registrant as specified in its charter)

Delaware	333-153362	26-2439072
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

2400 Geng Road Suite 100, Palo Alto, CA		94303
(Address of principal executive offices)		(Zip code)

Registrant's telephone number, including area code:   (650) 424-1937

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions

☐	Written communications pursuant to Rule 425 under the Securities Act
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 8.01                      Other Events.

On December 10, 2008,GigOptix, Inc. (the “Company”) issued a press release announcing the launch of the combined company resulting from the merger of Lumera Corporation and GigOptix LLC.  A copy of this press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

On December 10, 2008, the Company posted a letter to stockholders on its website, thanking the stockholders for supporting the merger between Lumera Corporation and GigOptix LLC and announcing an open house for investors, to be held at the Company’s headquarters in February of 2009.  A copy of this letter is furnished as Exhibit 99.2 to this Current Report on Form 8-K.

ITEM 9.01.                    Financial Statements and Exhibits.

(d)           Exhibits

99.1	Press Release issued by the Company on December 10, 2008
99.2	Stockholder Letter issued by the Company on December 10, 2008

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GIGOPTIX, INC.

By: /s/ Dr. Avi Katz
Name: Dr. Avi Katz
Title: Chief Executive Officer

Date: December 11, 2008

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release issued by the Company on December 10, 2008
99.2	Stockholder Letter issued by the Company on December 10, 2008